FIRST AMENDMENT TO CONVERTIBLE NOTES AND WARRANTS

         This First Amendment to Convertible Notes and Warrants ("Amendment") is made as of January 28, 2006 by and among Composite Technology Corporation, a Nevada corporation (the "Company") and the parties signatories to this Amendment (each an "Investor," and collectively the "Investors," collectively with the Company the "Parties") with reference to the following recitals:

                                    RECITALS

         Whereas, the Company and SRG Capital, LLC, Bushido Capital Master Fund, LP, Gamma Opportunity Capital Partners LP Class A, Gamma Opportunity Capital Partners LP Class C, Enable Growth Partners LP, Enable Opportunity Partners, LP and Midsummer Investment, Ltd. entered into a Securities Purchase Agreement dated as of September 23, 2005 (the "Convertible Note Purchase Agreement") pursuant to which the Company issued a Senior Convertible Note dated October 13, 2005 (the "Convertible Note") and warrants to purchase the common stock of the Company to each of the Investors (the "Convertible Note Warrants");

         Whereas, the Company approached the Investors to enter into and the Investors are entering into a settlement agreement to settle all of the Company's obligations under the Convertible Note (the "Settlement");

         Whereas, Section 17 of the Convertible Note and Section 9 of the Convertible Note Warrants provide that a majority of the holders of the Convertible Note and a majority of the holders of the Convertible Note Warrants may amend the terms of the Convertible Note and the Convertible Note Warrants, respectively, and that such amendment shall be applicable to all of the Convertible Notes and Convertible Note Warrants;

         Whereas, a majority of the holders of the Convertible Note and a majority of the holders of the Convertible Note Warrants wish to amend the Convertible Note and Convertible Note Warrants, respectively, as set forth in this Amendment;

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree:

         1. Amendment of Convertible Note. Section 29(p) of the Convertible Note shall be amended by adding the following provision to the end of the first paragraph:

                  "(vii) any shares issued to holders of the Convertible Note pursuant to the Settlement Agreement entered into as of January 29, 2006 by and between the Company and certain holders of the Convertible Note.."

         2. Amendment of Convertible Note Warrants. Section 15(p) of the Convertible Note Warrants shall be amended in its entirety to read as follows:

                  ""SPA Securities" means the Notes, as amended, issued pursuant to the Securities Purchase Agreement."

         4. Consent. Each of the Investors hereby consents to the amendments to the Convertible Note and the Convertible Note Warrants as set forth in this Amendment.


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         5. Waiver. Each of the Investors hereby agrees that the provisions of the Settlement Agreement and the consummation of the transactions set forth herein shall not cause any default, price adjustments or other similar effects in any other agreement or instrument (including, but not limited to the Convertible Note Warrants) to which that Investor and the Company are parties, and each of the Investors hereby waives any and all such effect to the extent the provisions of the Settlement Agreement would cause such effect to which that Investor and the Company are parties.

         6. Condition to Amendment. This Amendment is conditioned upon and shall be effective only upon the execution of this Amendment by holders of at least two thirds (2/3) of the outstanding Convertible Notes.

         7. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and which together shall constitute one and the same instrument.

         8. Facsimile Signatures. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof. Signed Amendments sent to the Company by facsimile must be sent to 1-949-660-1533.

                           [signature pages to follow]


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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

COMPOSITE TECHNOLOGY CORPORATION

-----------------------------
By:      Benton H Wilcoxon
Its:     Chief Executive Officer

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                      SIGNATURE PAGES FOR INVESTORS FOLLOW]


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         IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

INVESTOR:

SRG CAPITAL, LLC

-----------------------------
By:      Yoav Roth
Its:     Portfolio Manager

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         IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

INVESTOR:

BUSHIDO CAPITAL MASTER FUND LP

-----------------------------
By:      Christopher Rossman
Its:     Managing Director

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         IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

INVESTOR:

ENABLE GROWTH PARTNERS LP

-----------------------------
By:      Brendan O'Neil
Its:     Principal & Portfolio Manager

ENABLE OPPORTUNITY PARTNERS LP

-----------------------------
By:      Brendan O'Neil
Its:     Principal & Portfolio Manager

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         IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

INVESTOR:

GAMMA OPPORTUNITY CAPITAL PARTNERS LP CLASS A

-----------------------------
By:      Johnathan P. Knight
Its:     President/Director

GAMMA OPPORTUNITY CAPITAL PARTNERS LP CLASS C

-----------------------------
By:      Johnathan P. Knight
Its:     President/Director

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         IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

INVESTOR:

MIDSUMMER INVESTMENT, LTD

---------------------------------------
By: Midsummer Capital, its Investment Advisor
By: Scott Kaufman, Managing Director of
Midsummer Capital

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